Assets and Liabilities of The Discontinued Operations (Detail) (Gaokao re-take business, USD $) In Thousands, unless otherwise specified	May 04, 2012
Gaokao re-take business
Current assets of discontinued operations:
Cash and cash equivalents	$ 312
Accounts receivable, net	14
Prepayment and other current assets	324
Current assets of discontinued operations	650
Current liabilities of discontinued operations:
Accrued expenses and other liabilities	348
Income tax payable	128
Deferred revenue, current portion	314
Current liabilities of discontinued operations	790
Net liabilities disposed	(140)
Cash proceeds	157
Gain on disposition of the discontinued operation	$ 297